SECOND AMENDMENT TO
                        CONNECTICUT NATURAL GAS CORPORATION
                            UNION EMPLOYEE SAVINGS PLAN
                             (AS AMENDED AND RESTATED
                         EFFECTIVE AS OF JANUARY 1, 1989)



         The Connecticut Natural Gas Corporation Union Employee Savings Plan is hereby amended as follows:

         1.    The following new paragraph (g) is added to Section 10.01:

               "(g) All payments upon the death of a Participant shall be payable as a lump sum as soon as practicable following the Participant's death and in no event later than five years following the Participant's death."


         2. Except as hereinabove modified and amended, the Amended and Restated Plan, as amended, shall remain in full force and effect.

         IN WITNESS WHEREOF, the Company hereby executes this Second Amendment this 24th day of January, 1995.

   ATTEST:                             CONNECTICUT NATURAL GAS CORPORATION



   Mark W. Dudzik                By:  Frank H. Livingston
   -------------------------        ---------------------------------
                                          Its Vice President

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